SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

     /X/      Preliminary Proxy Statement
     / /      Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)2))
     / /      Definitive Proxy Statement
     / /      Definitive Additional Materials
     / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12



                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
- - --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)




- - --------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

     /X/      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
              14a- 6(i)(2) or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
              0-11.

     (1)      Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (2)      Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

     (4)      Proposed maximum aggregate value of transaction:

     (5)      Total fee paid:

     / /      Fee paid previously with preliminary materials.


     / / Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


- - --------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:


- - --------------------------------------------------------------------------------

         (3)      Filing Party:


- - --------------------------------------------------------------------------------


         (4)      Date Filed:

                          [PRELIMINARY PROXY MATERIALS]



                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
                        30 ROCKEFELLER PLAZA, SUITE 4515
                            NEW YORK, NEW YORK 10112
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 20, 1996
                             ----------------------

To the Stockholders of SHEFFIELD MEDICAL TECHNOLOGIES INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SHEFFIELD MEDICAL TECHNOLOGIES INC., a Delaware corporation (the "Company"), will be held at The Drake Swiss Hotel, 440 Park Avenue, New York, New York 10022, on Thursday, June 20, 1996 at 10:00 a.m., local time, for the following purposes:

         1.       To elect five (5) members of the Board of Directors;

         2.       To approve the 1996 Directors Stock Option Plan;

         3. To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of the Company's Common Stock available for issuance thereunder;

         4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock;

         5. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1996; and

         6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on May 13, 1996 are entitled to notice of, and to vote at, the Annual Meeting.

                                   By Order of the Board of Directors

                                   GEORGE LOMBARDI
                                   SECRETARY

Dated: New York, New York
May __, 1996

              WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL
           MEETING YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
                ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED,
            WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
                        30 ROCKEFELLER PLAZA, SUITE 4515
                            NEW YORK, NEW YORK 10112
                            -------------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 20, 1996
                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of SHEFFIELD MEDICAL TECHNOLOGIES INC., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of Proxies for the Annual Meeting of Stockholders to be held at The Drake Swiss Hotel, 440 Park Avenue, New York, New York 10022, on Thursday, June 20, 1996 at 10:00 a.m., local time, or at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy will be first sent or given to stockholders is May __, 1996.

                        RECORD DATE AND VOTING SECURITIES

         The voting securities of the Company outstanding on May 13, 1996 consisted of _________ shares of Common Stock, $.01 par value (the "Common Stock"), entitling the holders thereof to one vote per share. Only stockholders of record as at that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

         Shares of Common Stock represented by Proxies, in the accompanying form of Proxy, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares represented thereby will be voted (i) for the election as directors of the persons who have been nominated by the Board of Directors, (ii) to approve the Company's 1996 Directors Stock Option Plan (the "1996 Directors Plan"), (iii) to approve an amendment to the Company's 1993 Stock Option Plan (the "1993 Stock Option Plan") to increase the number of shares of Common Stock available for issuance thereunder from 500,000 shares to 1,000,000 shares, (iv) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from twenty million (20,000,000) shares to thirty million (30,000,000) shares, (v) to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1996 and (vi) for any other matter that may properly come before the Annual Meeting in accordance with the judgment of the person or persons voting the Proxy.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Annual Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting or by execution of a subsequent Proxy which is presented to the Annual Meeting, or if the stockholder attends the Annual Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares of Common Stock as to which a stockholder abstains are included for purposes of determining the presence or absence of a quorum at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of the majority of the votes present and, therefore, do not have the effect of votes in opposition in such tabulations. An abstention from voting on a matter or a Proxy instructing that a vote be withheld has the same effect as a vote against a matter since it is one less vote for approval.

         All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit Proxies by telephone, telegraph or in person, without additional compensation. In addition, the Company has engaged MacKenzie Partners, Inc., a proxy solicitation firm, to assist in the solicitation of Proxies and will pay such firm a fee, estimated at $1,500, plus reimbursement of reasonable out-of-pocket expenses. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending solicitation material to their principals.

                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Company's Common Stock, as at May 13, 1996, by (i) each director and nominee for director, (ii) each executive officer, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock.

                                                                                  SHARES                PERCENT OF
                                                                               BENEFICIALLY            OUTSTANDING
                          BENEFICIAL OWNER(1)                                     OWNED              COMMON STOCK(2)
                          -------------------                                     -----              ---------------

Douglas R. Eger.........................................................             802,500(3)            --%

Michael Zeldin..........................................................                  --(4)             *

Anthony B. Alphin, Jr. .................................................              50,000(5)             *

Dr. Stephen Sohn .......................................................             280,000(6)            --%

Bernard Laurent ........................................................              37,500(7)             *

George Lombardi.........................................................              50,000(8)             *

All Directors and Executive Officers as a Group (6 persons).............              _________            --%

- - ------------------
* Less than 1%.

(1)  The  persons  named in the table,  to the  Company's  knowledge,  have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder.

(2) Calculations assume that all options and warrants held by each director, director nominee and executive officer and exercisable within 60 days after May 13, 1996 have been exercised.

(3) Includes 510,000 shares of Common Stock issuable upon exercise of options and warrants exercisable within 60 days of May 13, 1996. Mr. Eger's address is c/o Sheffield Medical Technologies Inc., 30 Rockefeller Plaza, Suite 4515, New York, New York 10112.

(4) Mr. Zeldin's address is c/o Sheffield Medical Technologies Inc., 30 Rockefeller Plaza, Suite 4515, New York, New York 10112.

(5) Represents 50,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of April 30, 1996. Mr. Alphin's address is 2692 Richmond Road, Lexington, Kentucky 40509.

(6) Represents (i) 50,000 shares of Common Stock subject to options exercisable within 60 days of April 30, 1996, (ii) 200,000 shares of Common Stock subject to a warrant issued to SMT Investment Partnership, a Massachusetts limited partnership ("SMT"), and (iii) 30,000 shares of Common Stock subject to a warrant issued to The Fort Hill Group, Inc. ("Fort Hill"). Dr. Sohn is a general partner of SMT and a former officer of Fort Hill. Dr. Sohn disclaims beneficial ownership of (a) any shares of Common Stock that SMT has the right to acquire and (b) any shares that Fort Hill has the right to acquire (other than 10,000 shares issuable upon exercise of the above-mentioned warrant issued to Fort Hill that Dr. Sohn has the right to receive upon issuance). See "Certain Relationships and Related Transactions." Dr. Sohn's address is 170 Commonwealth Avenue, Boston, Massachusetts 02116.

(7) Includes 12,500 shares of Common Stock subject to warrants exercisable within 60 days of May 13, 1996 held by Global Equities. Mr. Laurent is a director of Global Equities. Mr. Laurent disclaims beneficial ownership of any shares of Common Stock that Global Equities has the right to acquire. Mr. Laurent's address is 168 Sloan Street, London, England SW1X9QF.

(8) Represents 50,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of May 13, 1996. Mr. Lombardi's address is c/o Sheffield Medical Technologies Inc., 30 Rockefeller Plaza, Suite 4515, New York, New York 10112.

                                ---------------

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Directors of the Company hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. If no contrary instructions are indicated, Proxies will be voted for the election of Douglas R. Eger, Michael Zeldin, Anthony B. Alphin, Jr., Dr. Stephen Sohn and Bernard Laurent, the five nominees of the Board of Directors. All of the nominees are currently directors of the Company. The Company does not expect that any of the nominees will be unavailable for election, but if that should occur before the Annual Meeting, the Proxies will be voted in favor of the remaining nominees and may also be voted for a substitute nominee or nominees selected by the Board of Directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      FOR ELECTION OF EACH OF THE NOMINEES

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The following table and paragraphs set forth information regarding each Director, Director nominee and executive officer of the Company:

                     NAME                              AGE          DIRECTOR SINCE        POSITION WITH COMPANY
                     ----                              ---          --------------        ---------------------

Douglas R. Eger...............................          35          November 1991         Chairman, Chief Executive
                                                                                          Officer and Director

Michael Zeldin................................          58          May 1996              Chief Operating Officer,
                                                                                          Executive Vice President-
                                                                                          Corporate Development and
                                                                                          Director

George Lombardi...............................          52          ----                  Chief Financial Officer,
                                                                                          Vice President, Treasurer
                                                                                          and Secretary

Anthony B. Alphin, Jr.........................          50          November 1993         Director

Dr. Stephen Sohn..............................          51          January 1995          Director

Bernard Laurent...............................          44          May 1995              Director

         DOUGLAS R. EGER. Mr. Eger has been a Director of the Company since November 1991, served as President of the Company from March 1992 through June 1994 and has served as Chairman of the Company since June 1994. On February 13, 1995, Mr. Eger was elected Co-Chief Executive Officer of the Company and was elected Chief Executive Officer in February 1996. From 1987 to 1990, Mr. Eger was the owner of Eger Innovation Group, a privately held company engaged in a variety of technology development and venture capital activities. Mr. Eger was a founder of Eger Innovation Group, Inc. and a successor company, TechSource Development Corporation ("TechSource"), a company founded in 1990 to assist universities in the development and commercialization of promising scientific discoveries.

         MICHAEL ZELDIN, PH.D. Mr. Zeldin has been the Chief Operating Officer and Executive Vice President - Corporate Development of the Company since March 1996. From 1989 to March 1996, Mr. Zeldin was President of Cambridge Biomedical Management, a management assistance firm specializing in the biomedical and pharmaceutical industries. From 1985 to 1989, Mr. Zeldin was President and Director of Research of Procept, Inc., a developer of immunotherapeutic technologies and products.

         ANTHONY B. ALPHIN. Mr. Alphin has been a Director of the Company since November 1993. Mr. Alphin has been Chairman and Chief Executive Officer of Moneywatch Investments, Inc., a real estate investment and development company, since 1981. Mr. Alphin has been a director of Norcross & Co., Inc., the managing underwriter of the Company's February 1993 public offering, since 1991.

         DR. STEPHEN SOHN. Dr. Sohn has been a Director of the Company since January 1995. Dr. Sohn has been on the plastic and reconstructive surgery staff of the Brigham & Women's Hospital since 1974. From 1974 to 1990 Dr. Sohn was a Clinical Instructor in surgery at the Harvard University Medical School.

         BERNARD LAURENT. Mr. Laurent has been a Director of the Company since May 1995. Mr. Laurent has been the owner of B. Laurent & Co., an investment firm based in London, England, since 1990. Prior to 1990, Mr. Laurent served in various positions at Charterhouse Bank Limited (London), Dillon Read Limited and Bear Stearns & Co. Mr. Laurent is a Director of International CHS Resources Corporation (Canada), International Telepresence (Canada) Inc. and Global Equities S.A. (Paris).

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held eight meetings during the fiscal year ended December 31, 1995. From time to time during such fiscal year, the members of the Board acted by unanimous written consent. The Company has standing Stock Option, Compensation, Audit and Scientific Review Committees. The Stock Option Committee reviews, analyzes and approves grants of stock options and stock to eligible persons under the Company's 1993 Stock Option Plan and the Company's 1993 Restricted Stock Plan. The current members of the Stock Option Committee (appointed in March 1996) are Anthony B. Alphin, Jr. and Stephen Sohn. The Stock Option Committee did not hold any formal meetings in 1995, but approved certain actions by written consent. The Compensation Committee reviews, analyses and makes recommendations to the Board of Directors regarding compensation of Company directors, employees, consultants and others, including grants of stock options (other than stock option grants under the Company's 1993 Stock Option Plan). The current members of the Compensation Committee (appointed in December 1995) are Anthony B. Alphin, Jr., Stephen Sohn and Bernard Laurent. The Compensation Committee did not hold any formal meeting in 1995, but approved certain actions by written consent. The Audit Committee reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company's compensation and accounting policies, controls and statements and coordinates with the Company's independent public accountants. The current members of the Audit Committee (appointed in December 1995) are Anthony B. Alphin, Jr. and Bernard Laurent. The Audit Committee held two formal meetings in 1995. The Scientific Review Committee was established to discuss the science and potential commercialization, clinical development and business development of existing and future technologies of the Company. The current members of the Scientific Review Committee (appointed in July 1995) are Douglas R. Eger and Dr. Stephen Sohn. The Scientific Review Committee held formal meetings on a monthly basis in 1995. The Company does not have a standing nominating committee or a committee which serves nominating functions.

BOARD OF DIRECTORS COMPENSATION

         The Company does not currently compensate Directors who are also employees of the Company for their service on the Board of Directors. Directors who are not employees of the Company are entitled to receive compensation for serving as directors in the amount of $750 for each Board of Directors meeting attended and $400 for each Board of Directors committee meeting attended. Under current Company policy, each non-employee Director of the Company receives an option to purchase 50,000 shares of Common Stock at an exercise price per share equal to the then current market price of a share of Common Stock in connection with such Director's election to the Board of Directors. In the event that the 1996 Directors Plan is approved by the stockholders, on June 30, 1996, all non-employee Directors will receive an option to purchase 15,000 shares of Common Stock at an exercise price per share equal to the then current market price of a share of Common Stock. Thereafter, each new non-employee Director will receive an option under the 1996 Directors Plan to purchase 25,000 shares of Common Stock upon his or her election to the Board of Directors and will also receive an option to purchase 15,000 shares of Common Stock on January 1 of each year, in each case at an exercise price per share equal to the then current market price of a share of Common Stock. Directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors and its committees.

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Douglas R. Eger and Harvey L. Kellman, each of whom served as co-chief executive officers of the Company commencing in February 1995. There is no other executive officer of the Company whose salary and bonus exceeded $100,000 with respect to the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993.

                                            SUMMARY COMPENSATION TABLE



                                                                                                                  LONG-TERM
                                                                                                                COMPENSATION
                                                                      ANNUAL COMPENSATION                          AWARDS
                                                     ---------------------------------------------           -----------------

                                                                                          OTHER ANNUAL           SECURITIES
              NAME AND                                                                    COMPENSATION           UNDERLYING
         PRINCIPAL POSITION                YEAR         SALARY($)        BONUS($)            ($)(1)              OPTIONS(#)
         ------------------                ----         ---------        --------            ------              ----------
Douglas R. Eger, Chairman............      1995         $172,500             0                  0                   80,000
                                           1994         $ 96,000             0                  0                        0
                                           1993         $ 96,000             0                  0                  300,000

Harvey L. Kellman, Vice Chairman           1995         $163,125             0                  0                        0
Chief Executive Officer(2)...........      1994         $ 97,500             0                  0                  250,000(3)

- - ---------------------

(1) Perquisites and other personal benefits, securities or property delivered to each executive officer did not exceed the lesser of $50,000 or 10% of such executive's salary and bonus.

(2) Mr. Kellman resigned as an officer and Director of the Company in February 1996.

(3) By agreement of Mr. Kellman and the Company, Mr. Kellman's option to purchase 124,998 shares of Common Stock included in such option grant was terminated in August 1995.


         The following table sets forth certain information regarding stock option grants made to Mr. Eger during the fiscal year ended December 31, 1995.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                     INDIVIDUAL GRANTS
                              -------------------------------------------------------------------------------------

                                   % OF TOTAL
                               NO. OF SECURITIES            OPTIONS
                                   UNDERLYING             GRANTED TO             EXERCISE OR
                                    OPTIONS              EMPLOYEES IN             BASE PRICE                EXPIRATION
           NAME                    GRANTED(#)            FISCAL YEAR                ($/SH)                     DATE
           ----                    ----------            -----------                ------                     ----
Douglas R. Eger                          80,000               51%                   $4.00                    3/16/99


         The following table sets forth certain information regarding unexercised stock options held by Messrs. Eger and Kellman as of December 31, 1995. No stock options were exercised by such officers during the fiscal year ended December 31, 1995.

                                     AGGREGATED FISCAL YEAR-END OPTION VALUES

                                     NUMBER OF UNEXERCISED OPTIONS AT             VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS
                                           DECEMBER 31, 1995(#)                          AT DECEMBER 31, 1994 ($)(1)
             NAME                        EXERCISABLE/UNEXERCISABLE                        EXERCISABLE/UNEXERCISABLE
             ----                        -------------------------                        -------------------------
Douglas R. Eger...............                510,000/40,000                                   $422,261/$40,000

Harvey L. Kellman.............                   125,002/0                                           0/0

- - ----------------
(1) Based on the last reported sales price of the Company's Common Stock on December 29, 1995, as reported by the American Stock Exchange, of $3.50 per share.


LONG-TERM INCENTIVE AND RETIREMENT PLANS

         The Company maintains a 401(k) savings plan which covers substantially all employees. Under the 401(k) savings plan, employees may elect to defer up to 15% of their salary, subject to Internal Revenue Code limits. The Company may make a discretionary match as well as a discretionary contribution. As of March 31, 1996, the Company had not made any contributions to the 401(k) savings plan. Aside from the 401(k) plan, the Company does not have any long-term incentive or defined benefit pension plans.

EMPLOYMENT AGREEMENTS

         In October 1995, the Company entered into a two-year employment agreement with Douglas R. Eger, pursuant to which Mr. Eger serves as the Company's Chairman and Chief Executive Officer. The term of the agreement is automatically extended for an additional one year term from year to year unless either party notifies the other of its intention to terminate at least 60 days prior to the end of the then current term. Mr. Eger is required to devote such time, attention and energy to the Company as required for performance of his duties under the agreement. The agreement includes confidentiality and non-compete provisions. Mr. Eger's annual base salary under the agreement is $230,000.

         In March 1996, the Company entered into a two-year employment agreement with Michael Zeldin pursuant to which Mr. Zeldin agreed to serve as Chief Operating Officer and Executive Vice President - Corporate Development of the Company. The Agreement automatically renews for successive one year terms unless either party provides written notice to the other of his or its intent to terminate at least 90 days prior to the end of the current term. The agreement contains non-compete and confidentiality provisions. Mr. Zeldin's annual base salary under the agreement is $175,000.

         In August 1995, the Company entered into an amended and restated employment agreement with Harvey L. Kellman pursuant to which Mr. Kellman agreed to serve as the Company's Vice Chairman. The term of the agreement is one year. Mr. Kellman is required by the agreement to devote his full business and professional time to Company affairs. The agreement contains non-compete and confidentiality provisions. Mr. Kellman's annual base salary under the agreement is $135,000. Mr. Kellman resigned as an officer and Director of the Company in February 1996.

         In September 1995, the Company entered into a two-year employment agreement with George Lombardi pursuant to which Mr. Lombardi agreed to serve as Vice President and Chief Financial Officer of the Company.

Such agreement automatically renews for successive one-year terms unless either party provides written notice to the other of his or its intent to terminate at least 90 days prior to the initial day of any new term. If Mr. Lombardi's employment is terminated other than for cause, he is entitled to receive a severance payment of $60,000, payable in six $10,000 installments. The agreement contains non-compete and confidentiality provisions. Mr. Lombardi's annual base salary under the agreement is $120,000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during the year ended December 31, 1995, except as described below, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

         Form 3's for each of Bernard Laurent and Dr. Allan M. Green, a former Director, were filed late with the Commission in 1995.

         Douglas  R.  Eger  failed  to file  one  monthly  report  covering  one
transaction  in  1995.  Such  transaction  was  subsequently   reported  to  the
Commission on Form 5.

         Harvey  L.  Kellman  failed to file one  monthly  report  covering  one
transaction  in  1995.  Such  transaction  was  subsequently   reported  to  the
Commission on Form 5.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 23, 1995, SMT made a loan (the "SMT Loan") to the Company in the principal amount of $550,000 pursuant to a demand loan agreement (the "SMT Loan Agreement"). Under the terms of the SMT Loan Agreement, SMT could demand the payment in full of the SMT Loan at any time. To secure the Company's obligations under the SMT Loan Agreement, the Company granted SMT a security interest in substantially all of the Company's assets, which security interest has since been released. The note evidencing the SMT Loan (the "Original SMT Note") was exchanged pursuant to the terms of the SMT Loan Agreement for a new note (the "SMT Convertible Note") that permitted the holder to exchange the SMT Convertible Note (in whole, but not in part) into 200,000 shares of Common Stock. In addition, the SMT Loan Agreement required the Company upon issuance of the SMT Convertible Note to issue to SMT warrants (the "SMT Warrants") to acquire 200,000 shares of Common Stock at any time within five years after the date of issue for a price of $4.00 per share. The SMT Warrants are redeemable by the Company for $4.00 per share at any time after the price of the Common Stock exceeds an average of $6.00 per share for 20 business days. SMT was granted certain registration rights with respect to the Common Stock issuable to SMT upon conversion of the SMT Convertible Note and the SMT Warrants. By letter dated June 1, 1995, SMT exercised its right to convert the SMT Convertible Note into 200,000 shares of Common Stock and subsequently assigned the right to such shares to an unaffiliated third party.

         As a condition to making the SMT Loan, the Board of Directors was expanded by the election of John R. Lakian, George R. Begley, Andrew Monness and Dr. Stephen Sohn, all nominees of SMT. Messrs. Lakian and Monness resigned as directors of the Company as of May 24, 1995 and Mr. Begley resigned as a Director as of July 6, 1995.

         At the time of making the SMT Loan, Messrs. Begley and Lakian and Dr. Stephen Sohn were general partners of SMT. In addition, Messrs. Begley and Lakian and Dr. Stephen Sohn were executive officers of The Fort Hill Group, Inc. ("Fort Hill"), a former financial adviser to the Company, at such time.

         Fort Hill served as financial advisor to the Company in connection with the Company's private placement of units (each consisting of two shares of Common Stock and one warrant to purchase an additional share of Common Stock) that was consummated in April 1995 (the "First 1995 Unit Private Placement"). For its financial advisory services, Fort Hill was paid $177,470 in fees and commissions. In addition, the Company issued Fort Hill a five year warrant to purchase 30,000 shares of Common Stock with an exercise price of $3.25 per share.

         Global Equities, an investment firm headquartered in Paris, France, was paid commissions totalling $45,440 for services provided in connection with the First 1995 Unit Private Placement. In addition, the Company issued Global Equities units consisting of 25,000 shares of Common Stock and warrants to purchase 12,500 additional shares of Common Stock at an exercise price of $5.00 per share. Bernard Laurent, a Director of the Company, and Patrick Piard, a former Director of the Company, are also principals of Global Equities.

TECHSOURCE

         E/J Development Corporation d/b/a TechSource Development Corporation ("TechSource") was founded in 1990 as a service corporation to provide advocacy in the management, protection, development and marketing of promising technological innovations. The Company acquired its rights to certain of its biomedical projects from TechSource in consideration for the issuance of shares of Common Stock by the Company to TechSource described below. TechSource is a privately held corporation which, prior to September 1994, was owned on an equal basis by Douglas Eger, the Chairman of the Board and Chief Executive Officer of the Company, and Arthur M. Jenke, a former Director and former Chief Financial Officer of the Company.

         Pursuant to a Right of First Refusal Agreement dated November 10, 1992 (the "Right of First Refusal Agreement") between the Company, TechSource, and Messrs. Eger and Jenke, TechSource agreed that in the course of its business involving technology transfer from a variety of disciplines, it would not, during the term of the agreement, transfer, offer, assign, sell or otherwise grant to any third party, any interest, in whole or in part, in any biomedical technology in which TechSource had or could acquire rights, without first offering to transfer or assign such biomedical technology to the Company upon the terms and conditions negotiated for, or available to, any other bona fide prospective transferee. In June 1993, the Right of First Refusal Agreement was terminated in exchange for the grant of five year options to purchase 140,000 shares of Common Stock to Mr. Eger and 60,000 shares of Common Stock to Mr. Jenke at an exercise price equal to $3.50 per share.

         Under the UGIF Option Agreement dated November 11, 1992 (the "UGIF Option Agreement"), which was approved by the Company's stockholders on December 2, 1993, the Company obtained an option from TechSource to acquire an exclusive sublicense for the UGIF Technology (the "UGIF Option"). Pursuant to the UGIF Option Agreement, the Company assumed the obligations of TechSource to fund research under a related sponsored research agreement between TechSource and Baylor College of Medicine, pursuant to which and if the technology is successfully developed, the Company has the right to license, fund additional research and commercialize the UGIF Technology at the time of the execution of such agreement. As consideration for the UGIF Option, the Company agreed to issue 300,000 shares of Common Stock to TechSource. TechSource assigned its right to receive such shares of Common Stock to Messrs. Eger and Jenke and, in January 1994, the Company issued 215,000 of such shares to Mr. Eger and 85,000 of such shares to Mr. Jenke.

         In September 1994, Mr. Eger and Mr. Jenke executed an agreement pursuant to which Mr. Eger conveyed all of his stock in TechSource to Mr. Jenke. Upon such conveyance, Mr. Jenke became the sole officer, director and shareholder of TechSource.

         Pursuant to assignment agreements executed by TechSource in 1994, TechSource formally assigned certain of its rights to technology in respect of which the Company has funded research to the Company for no additional consideration.

CONSULTING ARRANGEMENTS

         Dr. Allan M. Green and Dr. Stephen Sohn each received fees of $33,333 and $37,500, respectively, in 1995 from the Company in consideration of scientific consulting services rendered to the Company by them.

         Bernard  Laurent   received   $35,000  in  1995  from  the  Company  in
consideration of investment banking and business advice rendered to the Company by Mr. Laurent.

OTHER TRANSACTIONS

         In connection with Arthur M. Jenke's resignation as Director and Chief Financial Officer of the Company in September 1994, the Company entered into a consulting agreement with Mr. Jenke. Pursuant to the consulting agreement, Mr. Jenke agreed to provide advice to the Company in connection with various Company matters, including periodic filings and registration statements with the Commission. Mr. Jenke received approximately $5,300 per month for his services under the consulting agreement and was reimbursed for his related expenses. In addition, the consulting agreement provides that the Company shall permit Mr. Jenke to effect a "cashless" exercise of his outstanding options and warrants. Mr. Jenke's services to the Company as a consultant concluded in January 1995.



                                 PROPOSAL NO. 2

                  APPROVAL OF 1996 DIRECTORS STOCK OPTION PLAN

GENERAL

         The Board of Directors has unanimously approved for submission to a vote of stockholders a proposal to approve the 1996 Directors Plan as set forth in Appendix A to the Proxy Statement. THIS DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX A. The purpose of the 1996 Directors Plan is to secure for the Company and its shareholders the benefits arising from stock ownership by its Directors. The 1996 Directors Plan will provide a means whereby such Directors may purchase shares of Common Stock pursuant to options granted in accordance with the 1996 Directors Plan. Any Director of the Company who is not a full or part-time employee of the Company (each an "Eligible Director") shall be eligible to participate in the 1996 Directors Plan.

ADMINISTRATION OF THE DIRECTORS PLAN

         The 1996 Directors Plan is administered by the Board of Directors, which shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the 1996 Directors Plan as may be necessary for the administration thereof.

         The Board of Directors is authorized to amend, suspend or terminate the 1996 Directors Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be sold pursuant to options granted under the 1996 Directors Plan; (ii) change the minimum price per share at which an option may be exercised pursuant to the 1996 Directors Plan; (iii) increase the maximum term of any option granted under the 1996 Directors Plan; or (iv) permit the granting of options to anyone other than as provided in the 1996 Directors Plan.

         Unless the 1996 Directors Plan is terminated earlier by the Board of Directors, it will terminate on May 2, 2006.

COMMON STOCK SUBJECT TO THE 1996 DIRECTORS PLAN

         The shares of Common Stock to be issued under the 1996 Directors Plan may be either authorized but unissued shares or reacquired shares. The number of shares of Common Stock available under the 1996 Directors Plan will be subject to adjustment to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. If an option granted under the 1996 Directors Plan, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such option shall be available for future grants of options.

         The 1996 Directors Plan, as proposed, would authorize the issuance of a maximum of 500,000 shares of Common Stock, subject to adjustment, pursuant to the exercise of options granted thereunder. As of the date hereof, no options to purchase Common Stock have been granted pursuant to the 1996 Directors Plan.

GRANT OF OPTIONS

         Subject to stockholder approval, each incumbent Eligible Director on June 30, 1996 shall receive the grant of an option to purchase 15,000 shares of Common Stock on such date. Subject to stockholder approval, each Eligible Director elected after June 30, 1996 shall receive the grant of an option to purchase 25,000 shares of Common Stock on the date such Eligible Director is first elected as a member of the Board of Directors. To the extent that shares of Common Stock remain available for the grant of options under the 1996 Directors Plan, on January 1st of each year commencing January 1, 1997, each Eligible Director shall be granted an option to purchase 15,000 shares of Common Stock.

VESTING OF OPTIONS

         Options granted under the 1996 Directors Plan are exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board of Directors at grant; PROVIDED, HOWEVER, that in the case of an Eligible Director's death or Permanent Disability (as defined in the 1996 Directors Plan), the options held thereby will become immediately exercisable, unless a longer vesting period is otherwise determined by the Board of Directors at grant. The Board of Directors may waive any installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board of Directors may determine in its sole discretion; PROVIDED, HOWEVER, that no option shall be exercisable until at least six months have elapsed from the date of grant and, PROVIDED, FURTHER, that no option shall be exercisable until stockholder approval of the 1996 Directors Plan shall have been obtained.

OPTION PRICE

         The exercise price of each option shall be the Fair Market Value (as hereinafter defined) for each share of Common Stock subject to an option. Fair Market Value means the closing sale price of publicly-traded shares of Common Stock as quoted on the national exchange on which shares of common stock are listed (if such shares are so listed) or on the Nasdaq Stock Market System (if the shares are regularly quoted on the Nasdaq Stock Market System) on the date of grant of any option or on the next preceding date on which shares of Common Stock are traded if no shares were traded on the date of grant. If the Common Stock is not quoted on a national exchange or the Nasdaq Stock Market System, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of publicly-traded shares of Common Stock in the over-the-counter market on the date of grant, or the next preceding date on which such prices were recorded, if no shares were traded on the date of grant or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company.

TERM OF OPTIONS

         The term of each option shall be five (5) years from the date of grant, subject to early termination by the Board of Directors. The 1996 Directors Plan also provides for the earlier termination of options in the event a Director's membership on the Board of Directors terminates.

TRANSFERABILITY; TERMINATION OF DIRECTORSHIP

         All options granted under the 1996 Directors Plan are non-transferable and non-assignable except by will or by the laws of decent and distribution and may be exercised during an Eligible Director's lifetime only by such Eligible Director, his guardian or legal representative. If an Eligible Director's membership on the Board of Directors terminates for any reason, including death of such Eligible Director, an option held on the date of termination may be exercised in whole or in part at any time within one year after the date of such termination (but in no event after the term of such option expires) and shall thereafter terminate.

REGISTRATION OF SHARES

         The Company plans to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock issuable pursuant to the 1996 Directors Plan subsequent to the approval by the Company's stockholders.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, is required for approval of the 1996 Directors Plan.

                        THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE FOR APPROVAL OF THE 1996 DIRECTORS PLAN


                                 PROPOSAL NO. 3

                 APPROVAL OF AMENDMENT TO 1993 STOCK OPTION PLAN

         The Board of Directors of the Company has unanimously approved for submission to a vote of the shareholders a proposal to amend the 1993 Stock Option Plan to increase the number of shares reserved for issuance pursuant to the exercise of options granted thereunder from 500,000 shares of Common Stock to 1,000,000 shares of Common Stock (the "Amendment"). The purposes of the 1993 Stock Option Plan are to attract and retain the best available personnel for positions of responsibility within the Company, to provide additional incentives to employees of the Company and to promote the success of the Company's business through the grant of options to purchase Common Stock. Each option granted pursuant to the 1993 Stock Option Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-qualified option."

         The 1993 Stock Option Plan, as proposed to be amended, would authorize the issuance of a maximum of 1,000,000 shares of Common Stock pursuant to the exercise of options granted thereunder. As of the date hereof, stock options to purchase all of the 500,000 shares of Common Stock available under the 1993 Stock Option Plan have been granted to officers and employees of the Company. Options to purchase a total of ________ shares of Common Stock under the 1993 Stock Option Plan have been exercised through the date hereof.

ADMINISTRATION OF THE PLAN

         The 1993 Stock Option Plan is administered by the Stock Option Committee of the Board of Directors, which determines to whom, among those eligible, and the time or times at which options, will be granted, the number of shares to be subject to options the duration of options, any conditions to the exercise of options, and the manner in a price at which options may be exercised. In making such determinations, the Stock Option Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Stock Option Committee in its discretion deems relevant.

         The Stock Option Committee is authorized to amend, suspend or terminate the 1993 Stock Option Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1993 Stock Option Plan;
(ii) permit the grant of an incentive stock option under the 1993 Stock Option Plan with an option price less than 100% of the fair market value of the shares at the time such option is granted; (iii) change the eligibility requirements for participation in the 1993 Stock Option Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1993 Stock Option Plan; or (v) decrease an option exercise price (although an option may be cancelled and a new option granted at a lower exercise price).

         Unless the 1993 Stock Option Plan is terminated by the Stock Option Committee, it will terminate on August 30, 2003.

OPTION PRICE

         The exercise price of each option is determined by the Stock Option Committee, but may not be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted, in the case of an incentive stock option, nor less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted, in the case of a non-qualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

TERMS OF OPTIONS

         Unless otherwise provided in the Stock Option Agreement, the term of each option shall be five (5) years from the date of grant, provided that the maximum term of each option shall be 10 years. Options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 1993 Stock Option Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment.

REGISTRATION OF SHARES

         The Company has filed a registration statement under the Securities Act with respect to 500,000 shares of Common Stock issuable pursuant to the 1993 Stock Option Plan. The Company intends to file an additional registration statement under the Securities Act with respect to the additional 500,000 shares of Common Stock issuable pursuant to the Amendment subsequent to the Amendment's approval by the Company's stockholders.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of the Common Stock present, in person or by proxy, is required by approval of the Amendment to the 1993 Stock Option Plan. If the Amendment is approved, the first sentence of Section 3 of the 1993 Stock Option Plan captioned "Common Stock Subject to the Plan" will read as follows:

         "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is One Million (1,000,000) Shares of Common Stock."

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
               OF THE PROPOSAL TO AMEND THE 1993 STOCK OPTION PLAN



                                 PROPOSAL NO. 4

                        INCREASE AUTHORIZED COMMON STOCK

         The Board of Directors recommends an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from twenty million (20,000,000) shares to thirty million (30,000,000) shares. No increase is proposed in the currently authorized number of shares of the Company's Preferred Stock. If approved by the stockholders, the first sentence of Article Four of the Company's Certificate of Incorporation would be amended to provide as follows:

         "Fourth: The total number of shares of stock that the Corporation shall have authority to issue is (i) thirty million (30,000,000) shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) three million (3,000,000) shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").

         The Company is currently authorized to issue 20,000,000 shares of Common Stock. As of May 13, 1996, the record date for the Annual Meeting, ___________ shares of Common Stock were issued and outstanding, and an additional ___________ shares of Common Stock were reserved for issuance upon exercise of outstanding stock options held by the Company's officers, Directors and employees and for options that may be granted in the future under the 1993 Stock Option Plan and the 1996 Directors Plan.

         The Board of Directors of the Company believes that it is advisable and in the best interests of the Company to have available authorized but unissued shares of Common Stock in an amount adequate to provide for the future needs of the Company. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, convertible debt financing and equity financings. No stockholder of the Company would have any preemptive rights regarding future issuance of any shares of Common Stock.

         The Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock. However, the Board of Directors believes that if an increase in the authorized number of shares of Common Stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet financing requirements or other objectives.

         Issuing additional shares of Common Stock may have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The proposed amendment to the Company's Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to stockholders any anti-takeover measures.

         The affirmative vote of the holders of a majority of outstanding shares of Common Stock is required for approval of the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
        THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION




                                 PROPOSAL NO. 5

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP to be the independent auditors of the Company for the fiscal year ending December 31, 1995. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Ernst & Young LLP be submitted to stockholders for ratification. If stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will consider the appointment of other certified public accountants. A representative of Ernst & Young LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the Common Stock present, in person or by proxy, is required for ratification of the appointment of Ernst & Young LLP as independent auditors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                  RESIGNATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         On January  10,  1995,  KPMG Peat  Marwick  LLP  ("KPMG")  resigned  as independent accountants to the Company. KPMG's accountant's report on the financial statements of the Company for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report dated February 11, 1994 on the consolidated balance sheet as of December 31, 1993, and the consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1993 and 1992 and the period from October 17, 1986 (inception) to December 31, 1993 contained a separate paragraph stating that the Company's "recurring losses and net deficit position raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." There were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         On March 2, 1995, Ernst & Young LLP was engaged as the new independent accountants to the Company. The change in accountants was approved by the Board of Directors of the Company.


                              STOCKHOLDER PROPOSALS

         To the extent required by law, any stockholder proposal intended for presentation at next year's annual stockholders' meeting must be received at the Company's principal executive offices prior to February 28, 1997.

                                  OTHER MATTERS

         So far as it is known, there is no business other than that described above to be presented for action by the stockholders at the forthcoming Annual Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting, or any adjustments thereof, in accordance with the discretion of the persons named therein.

         The Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, including financial statements, has been mailed to stockholders with this Proxy Statement. If, for any reason, you did not receive your copy of the Annual Report, please advise the Company and a copy will be sent to you.

                                   By Order of the Board of Directors


                                   GEORGE LOMBARDI
                                   SECRETARY

Dated:   New York, New York
         May __, 1996

                                                                   APPENDIX A TO
                                                                 PROXY STATEMENT


                       SHEFFIELD MEDICAL TECHNOLOGIES INC.

                        1996 DIRECTORS STOCK OPTION PLAN


                                    ARTICLE I

                                     PURPOSE

         The purpose of the Sheffield Medical Technologies Inc. 1996 Directors Stock Option Plan (the "Plan") is to secure for Sheffield Medical Technologies Inc. and its stockholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby such Directors may purchase shares of the common stock, $.01 par value, of Sheffield Medical Technologies Inc. pursuant to options granted in accordance with the Plan.


                                   ARTICLE II

                                   DEFINITIONS

         The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

         2.1 "AMEX" shall mean the American Stock Exchange.

         2.2 "Board" shall mean the Board of Directors of Sheffield Medical Technologies Inc.

         2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.4 "Company" shall mean Sheffield Medical Technologies Inc. and any of its Subsidiaries.

         2.5 "Director" shall mean any person who is a member of the Board of Directors of the Company.

         2.6 "Eligible Director" shall be any Director who is not a full or part-time Employee of the Company.

         2.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         2.8 "Exercise Price" shall mean the price per Share at which an Option may be exercised.

         2.9 "Fair Market Value" shall mean the closing price of publicly traded Shares on the national securities exchange on which Shares are listed (if the Shares are so listed) or on the Nasdaq Stock Market System (if the Shares are regularly quoted on the Nasdaq Stock Market System), or, if not so listed or regularly quoted, the average of the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Board.

         2.10 "Grant Date" shall mean the Initial Grant Date and any Subsequent Grant Date.

         2.11 "Initial Grant Date" shall mean June 30, 1996 with respect to each Eligible Director that is a member of the Board on such date.

         2.12 "New Director Grant Date" shall mean, with respect to an Eligible Director first elected a member of the Board after June 30, 1996, the date such Eligible Director is first elected a member of the Board.

         2.13 "Option" shall mean an Option to purchase Shares granted pursuant to the Plan.

         2.14 "Option  Agreement" shall mean the written agreement  described in
Article VI herein.

         2.15 "Permanent Disability" shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment that can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months.

         2.16 "Purchase Price" shall be the Exercise Price multiplied by the number of whole Shares with respect to which an Option may be exercised.

         2.17 "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.18 "Shares" shall mean shares of common stock, $.01 par value, of the Company.

         2.19 "Subsequent Grant Date" shall mean any Grant Date other than the Initial Grant Date.

         2.20 "Subsidiaries" shall have the meaning provided in Section 425(f) of the Code.

                                   ARTICLE III

                                 ADMINISTRATION

         3.1 GENERAL. The Plan shall be administered by the Board in accordance with the express provisions of the Plan.

         3.2 POWERS OF THE BOARD. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan.


                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

         Subject to adjustment in accordance with Article IX, an aggregate of 500,000 Shares is reserved for issuance under the Plan. Shares sold under the Plan may be either authorized but unissued Shares or reacquired Shares. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall be available for future grants of Options.


                                    ARTICLE V

                                     GRANTS

         5.1 INITIAL GRANTS. On June 30, 1996, each Eligible Director on such date shall receive the grant of an Option to purchase 15,000 Shares. If an Eligible Director is granted an option under the Plan prior to the date of approval of the Plan by the Company's stockholders, such option shall not become effective until the Company's stockholders approve the Plan.

         5.2 NEW DIRECTOR GRANTS. To the extent that Shares remain available for the grant of Options under the Plan, on the New Director Grant Date with respect to an Eligible Director, such Eligible Director shall receive the grant of an Option to purchase 25,000 Shares.

         5.3 SUBSEQUENT GRANTS. To the extent that Shares remain available for the grant of Options under the Plan, on January 1 of each year commencing January 1, 1997, each Eligible Director shall be granted an Option to purchase 15,000 Shares.

         5.4 ADJUSTMENT OF GRANTS. The number of Shares set forth in Section 5.1, 5.2 and 5.3 as to which Options shall be granted shall be subject to adjustment as provided in Section 9.1 hereof.

         5.5 COMPLIANCE WITH RULE 16b-3. The terms for the grant of Options to an Eligible Director may only be changed if permitted under Rule 16b-3 under the Exchange Act and, accordingly, the formula for the grant of Options may not be changed or otherwise modified more than once in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.


                                   ARTICLE VI

                                 TERMS OF OPTION

         Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with the Plan as the Board may determine.

         6.1 TERM. The term of each Option shall be 5 years from the Grant Date thereof, subject to earlier termination in accordance with Articles VI and X.

         6.2 RESTRICTION ON EXERCISE. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at grant; provided, however, that in the case of the Eligible Director's death or Permanent Disability, the Options held by him will become immediately exercisable, unless a longer vesting period is otherwise determined by the Board at grant. The Board may waive any installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board may determine in its sole discretion; provided, however, that no Option shall be exercisable until at least than six months have elapsed from the Grant Date and, provided, further, that no Option will be exercisable until the requisite approval of the Plan by the Company's stockholders shall have been obtained.

         6.3 EXERCISE PRICE. The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as determined in Section 2.9 herein.

         6.4 MANNER OF EXERCISE. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full purchase price of the Shares being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the Shares for which the Option may then be exercised, but an Eligible Director must exercise the Option in full Shares.

         6.5 PAYMENT. The Purchase Price of Shares purchased pursuant to an Option or portion thereof, may be paid:

                       (a) in United States Dollars, in cash or by check, bank draft or money order payable to the Company; or

                       (b) at the discretion of the Board by delivery of Shares already owned by an Eligible Director with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of
Section 16(b) of the Exchange Act; and

         6.6 TRANSFERABILITY. No Option shall be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An Option shall be exercisable during the Eligible Director's lifetime only by the Eligible Director, his guardian or legal representative.

         6.7 TERMINATION OF MEMBERSHIP ON THE BOARD. If an Eligible Director's membership on the Board terminates for any reason, an Option held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate.


                                   ARTICLE VII

                        GOVERNMENT AND OTHER REGULATIONS

         7.1 DELIVERY OF SHARES. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.

         7.2 HOLDING OF STOCK AFTER EXERCISE OF OPTION. The Option Agreement shall provide that the Eligible Director, by accepting such Option, represents and agrees, for the Eligible Director and his permitted transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Shares in violation of the Securities Act and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person. Notwithstanding the foregoing, the Company in its sole discretion may register under the Act the Shares issuable upon exercise of the Options under the Plan.

                                  ARTICLE VIII

                                 WITHHOLDING TAX

         The Company may, in its discretion, require an Eligible Director to pay to the Company, at the time of exercise of an Option an amount that the Company deems necessary to satisfy its obligations to withhold federal, state or local income or other taxes (which for purposes of this Article includes an Eligible Director's FICA obligation) incurred by reason of such exercise. When the exercise of an Option does not give rise to the obligation to withhold federal income taxes on the date of exercise, the Company may, in its discretion, require an Eligible Director to place Shares purchased under the Option in escrow for the benefit of the Company until such time as federal income tax withholding is required on amounts included in the Eligible Director's gross income as a result of the exercise of an Option. At such time, the Company, in its discretion, may require an Eligible Director to pay to the Company an amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the Option, in which case the Shares will be released from escrow upon such payment by an Eligible Director.


                                   ARTICLE IX

                                   ADJUSTMENTS

         9.1 PROPORTIONATE ADJUSTMENTS. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.

         9.2 DISSOLUTION OR LIQUIDATION. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding Shares of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.


                                    ARTICLE X

                        AMENDMENT OR TERMINATION OF PLAN

         10.1 AMENDMENTS. The Board may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate approval of such amendment or revision by the Company's stockholders is obtained:

                          (a) increase the maximum number of Shares which may be
sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article IX;

                          (b) change  the  minimum  Exercise  Price set forth in
Article VI;

                          (c) increase the maximum term of Options  provided for
in Article VI; or

                          (d) permit  the  granting  of Options to anyone  other
than as provided in Article V.

         10.2 TERMINATION. The Board at any time may suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate on the tenth (10th) anniversary of its adoption by the Board. Termination of the Plan shall not affect Options previously granted thereunder. No Option may be granted under the Plan while the Plan is suspended or after it is terminated.

         10.3 CONSENT OF HOLDER. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         11.1 PRIVILEGE OF STOCK OWNERSHIP. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.

         11.2 PLAN EXPENSES. Any expenses incurred in the administration of the Plan shall be borne by the Company.

         11.3 USE OF PROCEEDS. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

         11.4 GOVERNING LAW. The Plan has been adopted under the laws of the State of New York. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the State of New York as it then exists.


                                   ARTICLE XII

                              STOCKHOLDER APPROVAL

         The Plan is subject to approval of the Company's stockholders, at a duly held meeting of the Company's stockholders, within 12 months after the date the Board approves the Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such stockholder approval is obtained. If the stockholders fail to approve the Plan within the required time period, any Options granted under the Plan shall be void, and no additional Options may thereafter be granted.

                          [PRELIMINARY PROXY MATERIALS]


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       SHEFFIELD MEDICAL TECHNOLOGIES INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 20, 1996

         The undersigned, a stockholder of Sheffield Medical Technologies Inc., a Delaware corporation (the "Company"), does hereby appoint Douglas R. Eger and George Lombardi, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Drake Swiss Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, on Thursday, June 20, 1996, at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1.   ELECTION OF DIRECTORS:

              To vote for the election of the following directors: Douglas R. Eger, Anthony B. Alphin, Jr., Dr. Stephen Sohn, Bernard Laurent and Michael Zeldin.

                               TO WITHHOLD
                               AUTHORITY             TO WITHHOLD AUTHORITY
                               TO VOTE               TO VOTE FOR ANY INDIVIDUAL
                               FOR ALL               NOMINEE(S), PRINT NAME(S)
              FOR ____         NOMINEES ____                BELOW
                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

         2.   1996 DIRECTORS STOCK OPTION PLAN:

              To vote for approval of the 1996 Directors Stock Option Plan.

              FOR ____              AGAINST  ____             ABSTAIN ____

         3.   AMENDMENT OF THE COMPANY'S 1993 STOCK OPTION PLAN:

              To vote for approval of the amendment of the Company's 1993 Stock Option Plan.

              FOR ____              AGAINST  ____             ABSTAIN ____


         4.   AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION:

              To vote for approval of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock.

              FOR ____              AGAINST  ____             ABSTAIN ____


         5.   RATIFICATION OF APPOINTMENT OF AUDITORS:

              To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.

              FOR ____              AGAINST  ____             ABSTAIN ____


         6.   DISCRETIONARY AUTHORITY:

              To vote with discretionary authority with respect to all other matters which may come before the Meeting.

              FOR ____              AGAINST  ____             ABSTAIN ____

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION AS DIRECTORS OF THE PERSONS WHO HAVE BEEN NOMINATED BY THE BOARD OF DIRECTORS,
(II) FOR APPROVAL OF THE 1996 DIRECTORS STOCK OPTION PLAN, (III) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN, (IV) FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, (V) TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996 AND (VI) IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated May ____, 1996.

Dated _______________________, 1996

_____________________________ (L.S.)

_____________________________ (L.S.)
                  Signature(s)

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN SIGNING ON BEHALF OF A CORPORATION, YOU SHOULD BE AN AUTHORIZED OFFICER OF SUCH CORPORATION, AND PLEASE GIVE YOUR TITLE AS SUCH.

                                    -3-